EXHIBIT 99.1

Contact:
Wendy Watson
216-676-2000

GrafTech Announces Commencement of Senior Secured Notes Offering

BROOKLYN HEIGHTS, Ohio - December 7, 2020 - GrafTech International Ltd. (NYSE: EAF) (GrafTech or the Company) today announced that its wholly owned subsidiary, GrafTech Finance Inc. (GrafTech Finance), has commenced a private offering of $500 million aggregate principal amount of senior secured notes due 2028 (the Notes), subject to market conditions.

GraftTech Finance intends to use the net proceeds of the Notes offering to repay a portion of the secured term loans outstanding under its existing credit agreement (the Credit Agreement).

It is expected that the Notes will be guaranteed on a senior secured basis by GrafTech and all of its existing and future direct and indirect U.S. subsidiaries that guarantee, or borrow under, the credit facilities under the Credit Agreement. It is also expected that the Notes will be secured on a pari passu basis by the collateral securing the term loans under the Credit Agreement.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (the Securities Act), and to non-U.S. persons outside the United States in reliance on Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration under the Securities Act and applicable state securities and other securities laws.
About GrafTech
GrafTech International Ltd. is a leading manufacturer of high-quality graphite electrode products essential to the production of electric arc furnace steel and other ferrous and non-ferrous metals.
Special note regarding Forward-Looking Statements
This press release and related discussions may contain forward-looking statements that reflect our current views with respect to, among other things, future events and financial performance. You can identify these forward‑looking statements by the use of forward‑looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “foresee”, “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” "are confident", or the negative versions of those words or other comparable words. Any forward‑looking statements contained in this press release are based upon our historical performance and on our current plans, estimates and expectations considering information currently available to us. The inclusion of this forward‑looking information should not be regarded as a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. These forward‑looking statements are subject to various risks and uncertainties and assumptions relating to
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our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include, but are not limited to: the ultimate impact that the COVID-19 pandemic has on our business, results of operations, financial condition and cash flows; the cyclical nature of our business and the selling prices of our products may lead to periods of reduced profitability and net losses in the future; the possibility that we may be unable to implement our business strategies, including our ability to secure and maintain longer-term customer contracts, in an effective manner; the risks and uncertainties associated with litigation, arbitration, and like disputes, including the recently filed stockholder litigation and disputes related to contractual commitments; the possibility that global graphite electrode overcapacity may adversely affect graphite electrode prices; pricing for graphite electrodes has historically been cyclical and the price of graphite electrodes may continue to decline in the future; the sensitivity of our business and operating results to economic conditions and the possibility others may not be able to fulfill their obligations to us in a timely fashion or at all; our dependence on the global steel industry generally and the electric arc furnace steel industry in particular; the competitiveness of the graphite electrode industry; our dependence on the supply of petroleum needle coke; our dependence on supplies of raw materials (in addition to petroleum needle coke) and energy; the possibility that our manufacturing operations are subject to hazards; changes in, or more stringent enforcement of, health, safety and environmental regulations applicable to our manufacturing operations and facilities; the legal, compliance, economic, social and political risks associated with our substantial operations in multiple countries; the possibility that fluctuation of foreign currency exchange rates could materially harm our financial results; the possibility that our results of operations could deteriorate if our manufacturing operations were substantially disrupted for an extended period, including as a result of equipment failure, climate change, regulatory issues, natural disasters, public health crises, such as the COVID-19 pandemic, political crises or other catastrophic events; our dependence on third parties for certain construction, maintenance, engineering, transportation, warehousing and logistics services; the possibility that we are unable to recruit or retain key management and plant operating personnel or successfully negotiate with the representatives of our employees, including labor unions; the possibility that we may divest or acquire businesses, which could require significant management attention or disrupt our business; the sensitivity of goodwill on our balance sheet to changes in the market; the possibility that we are subject to information technology systems failures, cybersecurity attacks, network disruptions and breaches of data security; our dependence on protecting our intellectual property; the possibility that third parties may claim that our products or processes infringe their intellectual property rights; the possibility that significant changes in our jurisdictional earnings mix or in the tax laws of those jurisdictions could adversely affect our business; the possibility that our indebtedness could limit our financial and operating activities or that our cash flows may not be sufficient to service our indebtedness; the possibility that restrictive covenants in our financing agreements could restrict or limit our operations; the fact that borrowings under certain of our existing financing agreements subjects us to interest rate risk; the possibility of a lowering or withdrawal of the ratings assigned to our debt; the possibility that disruptions in the capital and credit markets could adversely affect our results of operations, cash flows and financial condition, or those of our customers and suppliers; the possibility that highly concentrated ownership of our common stock may prevent minority stockholders from influencing significant corporate decisions; the possibility that we may not pay cash dividends on our common stock in the future; the fact that certain of our stockholders have the right to engage or invest in the same or similar businesses as us; the possibility that the market price of our common stock could be negatively affected by sales of substantial amounts of our common stock in the public markets, including by Brookfield Asset Management Inc. and its affiliates; the fact that certain provisions of our Amended and Restated Certificate of Incorporation and our Amended and Restated By-Laws could hinder, delay or prevent a change of control; the fact that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between us and our stockholders; our status as a "controlled company" within the meaning of the New York Stock Exchange corporate governance standards, which allows us to qualify for exemptions from certain corporate governance requirements; and GrafTech Finance’s ability to complete the Notes offering on terms that are commercially attractive to it or at all.
These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements, including the Risk Factors sections included in our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, and other filings with the SEC. The forward-looking statements made in this press release
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relate only to events as of the date on which the statements are made. We do not undertake any obligation to publicly update or review any forward‑looking statement, except as required by law, whether as a result of new information, future developments or otherwise.
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